UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 371-0387

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 2 Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 8, 2021, Medicine Man Technologies, Inc., operating its business under the trade name Schwazze (the “Company”) filed a Current Report on Form 8-K in connection with the completion of the acquisition under Asset Purchase Agreements (the “Agreements”) with SB Arapahoe LLC (“Arapahoe”) and KEW LLC (“KEW”).

This Form 8-K/A amends the Form 8-K the Company filed on March 8, 2021 to include (i) unaudited financial statements as of, and for the nine months ended, September 30, 2020 of Arapahoe and KEW (ii) audited financial statements as of, and for the year ended, December 31, 2019 of Arapahoe and KEW, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Arapahoe and KEW agreements, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of Arapahoe and KEW and the notes thereto, for the nine months ended September 30, 2020 and 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

2. The audited financial statements of Arapahoe and KEW and the notes thereto, for the year ended December 31, 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Arapahoe and KEW Agreements, is included in Exhibit 99.2 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2020;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2020; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019.

(c) Exhibits

Exhibit No.	Description
99.1	SB Arapahoe LLC and KEW LLC Unaudited Financial Statements for the nine months ended September 30, 2020 and 2019 and the Audited Financial Statements for the year ended December 31, 2019.
99.2	Unaudited Pro Forma Condensed Combined Financial Information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicine Man Technologies, Inc.

	By:	/s/ Justin Dye
Date: May 18, 2021		Justin Dye, Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Nancy Huber
Nancy Huber, Chief Financial Officer
(Principal Financial and Accounting Officer)

3